SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  July 28, 2005



                              TECHE HOLDING COMPANY
            --------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




        Louisiana                    0-25538            72-1287456
----------------------------     ---------------      --------------
(State or other jurisdiction     (SEC File No.)       (IRS Employer
of incorporation)                                     Identification
                                                      Number)

211 Willow Street, Franklin, Louisiana                   70538
----------------------------------------               ----------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (337) 828-3212
                                                    --------------


                                 Not Applicable
         --------------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ]      Written communications pursuant to Rule 425 under the Securities Act

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                              TECHE HOLDING COMPANY

                       Section 2 -- Financial Information




Item 2.02.  Results of Operation and Financial Condition.

         On July 28, 2005, the Registrant issued a press release to report earnings for the quarter ended June 30, 2005. A copy of the press release is furnished with this Form 8-K as Exhibit 99 and incorporated herein by reference.

            Section 9 -- Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

            (c)   Exhibits:

                  Exhibit 99 - Press Release dated July 28, 2005
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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 TECHE HOLDING COMPANY





Date: July 28, 2005              By:/s/ J. L. Chauvin
                                    --------------------------------------------
                                    J. L. Chauvin
                                    Vice President and Treasurer
                                    (Principal Financial and Accounting Officer)